EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE



In re:                                )         Chapter 11
                                      )
DIRECTV LATIN AMERICA, L.L.C.,        )         Case No. 03-10805 (PJW)
                                      )
Debtor.                               )
                                      )

                 FINDINGS OF FACT, CONCLUSIONS OF LAW AND ORDER
               CONFIRMING FIRST AMENDED PLAN OF REORGANIZATION OF
             DIRECTV LATIN AMERICA, L.L.C., UNDER CHAPTER 11 OF THE
              BANKRUPTCY CODE DATED JANUARY 7, 2004: DOCKET NO. 529
              -----------------------------------------------------

           DIRECTV Latin America, L.L.C. ("DTVLA"), debtor and debtor-in-possession herein, having filed with this Court its voluntary petition for relief under Chapter 11 of Title 11, United States Code, 11 U.S.C. ss.ss. 101 et seq. (the "Bankruptcy Code") on March 18, 2003 (the "Petition Date"); and DTVLA having filed with this Court the First Amended Plan Of Reorganization Of DIRECTV Latin America, L.L.C. Under Chapter 11 of the Bankruptcy Code, dated January 7, 2004 (the "Plan"); and DTVLA having filed with this Court the Disclosure Statement With Respect To First Amended Plan Of Reorganization Of DIRECTV Latin America, L.L.C. Under Chapter 11 of the Bankruptcy Code (the "Disclosure Statement"); (1) and the Disclosure Statement having been approved by order of the Court dated January 9, 2004 (the "Approval Order"); and the Court having commenced a hearing to consider confirmation of the Plan on February 13, 2004 (the "Confirmation Hearing"); and the Court having considered the entire record adduced at the Confirmation Hearing, including, without limitation, written submissions and the statements of the parties appearing at such hearing, together with all matters of record in this Chapter 11 Case, and having further considered the objections (the "Objections") filed herein by the United States Trustee for Region 3 (the "UST") and Televisa S.A. de C.V. ("Televisa") and the Omnibus Response to Objections filed by DTVLA on February 11, 2004, and after due deliberation;

-------------------
(1) Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Plan or the Disclosure Statement, as the case may be.

           FINDINGS OF FACT AND CONCLUSIONS OF LAW (2)

           IT IS HEREBY FOUND AND DETERMINED THAT:

A.         JURISDICTION, VENUE AND CORE PROCEEDING.
           ----------------------------------------

           This Court has jurisdiction over the Chapter 11 Cases pursuant to 28 U.S.C. ss.ss. 157 and 1334. Venue is proper pursuant to 28 U.S.C. ss.ss. 1408 and 1409. Confirmation of the Plan is a core proceeding pursuant to 28 U.S.C. ss. 157(b)(2)(L) over which this Court has jurisdiction.

B.         JUDICIAL NOTICE.
           ----------------

           This Court takes judicial notice of all matters of record in DTVLA's chapter 11 case to the extent permitted by applicable law.

C.         BURDEN OF PROOF.
           ----------------

           DTVLA, as proponent of the Plan, has met its burden of proving the elements of Section 1129(a) of the Bankruptcy Code by a preponderance of the evidence.

D.         TRANSMITTAL AND MAILING OF DISCLOSURE STATEMENT; NOTICE.
           --------------------------------------------------------

           In accordance with the Approval Order, which, in addition to providing for approval of the Disclosure Statement, approved solicitation procedures for voting on the Plan and forms of ballots and notice to be provided to Holders of Claims and Old DTVLA Membership interests in connection with DTVLA's solicitation on its Plan, DTVLA's solicitation agent, Bankruptcy Services, LLC, timely mailed the notice of the Confirmation Hearing, the Disclosure Statement and ballots to all parties entitled to receive the same notice as set forth in the Approval Order. Adequate and sufficient notice of the Confirmation Hearing and other requirements, deadlines and matters described in the Approval Order was provided in compliance with the Approval Order and the Bankruptcy Rules, and no other and further notice is required. All parties in interest had the opportunity to appear and be heard at the Confirmation Hearing.

-----------------
(2) Pursuant to Bankruptcy Rule 7052, findings of fact shall be construed as conclusions of law and conclusions of law shall be construed as findings of fact when appropriate.

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
E.         ACCEPTANCE OF THE PLAN.
           -----------------------

           1. As evidenced by the Ballot Certification, Classes 3 and 4 each voted to accept the Plan pursuant to the requirements of Section 1126 of the Bankruptcy Code.

           2. Classes 1 and 2 are not impaired under the Plan, as provided in
Section 1124(1) of the Bankruptcy Code and are deemed to have accepted the Plan pursuant to Section 1126(f) of the Bankruptcy Code.

           3. Classes 5, 6 and 7 are each impaired under the Plan, as provided in Section 1124 of the Bankruptcy Code, and are each deemed to have rejected the Plan pursuant to Section 1126(g) of the Bankruptcy Code.

F.         COMPLIANCE WITH REQUIREMENTS OF SECTION 1129 OF THE BANKRUPTCY CODE.
           --------------------------------------------------------------------

           1. SECTION 1129(A)(I) -- COMPLIANCE WITH PROVISIONS OF THE BANKRUPTCY
              ------------------------------------------------------------------
              CODE.
              ----

           The Plan complies with all applicable provisions of the Bankruptcy Code thereby satisfying Section 1129(a)(l) of the Bankruptcy Code.

          a.   PROPER CLASSIFICATION (11 U.S.C.SS.SS. 1122 AND 1123(A)(1)).

           Pursuant to Sections 1122(a) and 1123(a)(1) of the Bankruptcy Code,
Article II of the Plan designates Classes of Claims and Old DTVLA Membership Interests, other than Administrative Expense Claims, Priority Tax Claims and DIP Facility Claims, which are not required to be classified. As required by Section 1122(a), each Class of Claims and Old DTVLA Membership interests contains only Claims or Old DTVLA Membership interests that are substantially similar to the other Claims or Old DTVLA Membership Interests within that Class. Moreover, the Classification of the Put Agreement Claims and Interests is proper and consistent with Sections 1122(a) and 1123(a)(l) of the Bankruptcy Code. Accordingly, the Plan satisfies Sections 1122(a) and 1123(a)(l) of the Bankruptcy Code.

          b.   SPECIFICATION OF TREATMENT OF AND IMPAIRMENT.

           In accordance with Sections 1123(a)(2) and (3) of the Bankruptcy Code, Article III of the Plan specifies all Claims and Old DTVLA Membership Interests that are not impaired and specifies the treatment of all Claims and Old DTVLA Membership Interests that are impaired. In accordance with Section 1123(a)(4) of the Bankruptcy Code, Article III of the Plan also provides the same treatment for each Claim or Old DTVLA Membership interest within each particular Class.

          c.   MEANS FOR IMPLEMENTATION OF THE PLAN (11 U.S.C. SS. 1123(A)(5)).

           The Plan provides adequate means for its implementation, thereby satisfying Section 1123(a)(5) of the Bankruptcy Code. In particular, the Plan provides for the provision of the Exit Funding on terms which are reasonable and appropriate in the circumstances of this case and that will provide sufficient liquidity for DTVLA and Reorganized DTVLA to satisfy all obligations under the Plan and for Reorganized DTVLA to fund its business operations on a going forward basis. The Plan further provides for all means necessary to effect the Roll-Up Transaction detailed in Article V.E. of the Plan, including, but not limited to, the contribution of assets by Hughes and Darlene as set forth in the Contribution Agreement and the vesting of such assets in Reorganized DTVLA as contemplated in the Plan. Moreover, the Plan (and the distributions provided to be made under the Plan to Hughes) provides all necessary means to effect the settlement and compromise of all claims that were held, as to the Petition Date, by the Debtor or the Estate or that could be asserted by any Person for or on behalf of the Estate against Hughes, the other Releasees or the D&O Releasees including, but not limited to, any claim that the Hughes Claims are subject to subordination or recharacterization or otherwise subject to any right of setoff (the "Hughes Settlement").

          d.   THE HUGHES SETTLEMENT.

           The Hughes Settlement, as set forth in the Plan, has been negotiated in good faith and at arm's length by Hughes, the Committee and DTVLA. The terms of the Hughes Settlement, as embodied in the Plan, are fair and reasonable, are in the best interest of the Estate and its creditors and should be approved under the appropriate legal standard governing approval of settlements and compromises in the Third Circuit Court of Appeals. The Court reaches this conclusion having evaluated the evidence presented at the Confirmation Hearing and the entire record of this Chapter 11 Case, in light of the following: (1) the probability of success in litigation by or on behalf of the Estate of any potential claims against Hughes, (2) the likely difficulties in collection, (3) the complexity of the potential litigation, and the expense, inconvenience and delay necessarily attending it, and (4) the paramount interest of the creditors and other parties-in-interest in this case. In particular, the Court notes that the Committee has been vested with the authority and funding necessary to fully investigate and assess the claims that could potentially be asserted against Hughes with respect to the Hughes Claims and has unanimously concluded that the Hughes Settlement, as reflected in the terms of the Plan, is appropriate and in the best interests of creditors and should be approved in this case. In addition, creditors have overwhelmingly accepted the Plan, which is predicated on approval of the Hughes Settlement, and no creditor has objected to the Hughes Settlement. Upon consideration of the foregoing factors, this Court concludes that the Hughes Settlement is reasonable and necessary under the circumstances and should be approved.

          e.   NON-VOTING EQUITY SECURITIES (11 U.S.C. SS. 1123(A)(6)).

           Section 4.3(a) of the Plan provides for the inclusion in the Reorganized DTVLA LLC Agreement of a provision prohibiting the issuance of non-voting equity securities and, therefore, the Plan satisfies the requirements of Section 1123(a)(6) of the Bankruptcy Code.

           2.  SECTION 1129(A)(2) -- DTVLA'S COMPLIANCE WITH PROVISIONS OF THE
               ---------------------------------------------------------------
               BANKRUPTCY CODE.
               ----------------

           DTVLA, as the proponent of the Plan, has complied with the applicable provisions of the Bankruptcy Code, including, without limitation, Sections 1125 and 1126. The solicitation of acceptances or rejections of the Plan was: (a) in compliance with the procedures set forth in the Approval Order and applicable law; and (b) solicited after distribution to Holders of Claims or Old DTVLA Membership Interests of the Disclosure Statement containing adequate information as defined in Section 1125(a) of the Bankruptcy Code, as established by the

Approval Order. Moreover, the release and injunction provisions, as set forth in
Article X of the Plan, are appropriate under the legal standard governing approval of such provisions in the Third Circuit Court of Appeals and, therefore, should be approved. Specifically, the Court finds that (1) DTVLA and the Releasees share an identity of interest, (2) the Releasees have made a substantial contribution to DTVLA's reorganization including, but not limited to, the provision by Hughes of the Exit Funding, the agreement by Hughes to the conversion of its DIP Facility Claims into equity in Reorganized DTVLA, the agreement by Hughes to accept equity in Reorganized DTVLA in exchange for the approximately 52 billion of claims against DTVLA held by Hughes and its affiliates and the contribution of assets by Hughes and Darlene pursuant to the Roll-Lip Transaction, (3) the releases are essential to the success of DTVLA's reorganization because Hughes would not fund the Plan absent the provision of the releases, (4) holders of General Unsecured Claims have overwhelmingly accepted the Plan, and (5) the Plan, which depends on the receipt of funding by Hughes, and which funding is predicated on the releases, provides distribution to the General Unsecured Creditors, who would not receive any distribution in a liquidation of DTVLA. The Plan also does not release any of the Releasees from any claims which do not constitute property of the Debtor or its Estate and might properly be brought against such Releasees directly by third-parties. Therefore, the Plan satisfies Section 1129(a)(2) of the Bankruptcy Code.

           3.   SECTION 1129(A)(3) -- PLAN PROPOSED IN GOOD FAITH.
                --------------------------------------------------

           The Plan has been proposed in good faith and not by any means forbidden by law. In determining that the Plan has been proposed in good faith, the Court has examined the totality of the circumstances surrounding this Chapter 11 Case and, particularly, the facts and circumstances regarding the formulation of the Plan. Consistent with the overriding purpose of chapter 11 of the Bankruptcy Code, the Plan is designed to allow DTVLA to reorganize by providing DTVLA with the means to substantially de-leverage its balance sheet and restructure its Programming Agreements, and thereby realize the benefits of a financial reorganization that enables DTVLA to satisfy its obligations with sufficient liquidity and capital resources to conduct its business on a going forward basis. Moreover, the Plan itself, and the process leading to its formulation, including but not limited to, the involvement and negotiation by the Committee with respect to the development of DTVLA's business plan, the amount of the value of DTVLA as reorganized under the Plan and the negotiations establishing the terms contained in the Plan, provides independent evidence of DTVLA's good faith. Therefore, the Plan satisfies Section 1129(a)(3) of the Bankruptcy Code.

           4.  SECTION 1129(A)(4) -- PAYMENT OF COSTS AND EXPENSES.
               ----------------------------------------------------

           The Court finds that the fees and expenses incurred by DTVLA in the ordinary course with respect to the printing, mailing and distribution of the Disclosure Statement and related materials, including payments to Bankruptcy Services, LLC as DTVLA's solicitation and balloting agent, are reasonable and that no further disclosure is required. The Court further finds that any fees and expenses payable to DTVLA's or the Committee's professionals retained in the Chapter 11 Case are subject to approval of this Court as reasonable. Therefore, the Court finds that all payments made or to be made by DTVLA for services or for costs and expenses incurred in, or in connection with, the Chapter 11 Case, or in connection with the Plan and incident to the Chapter 11 Case, have been disclosed and all are reasonable (or are subject to approval by this Court). Accordingly, the Plan satisfies the requirements of Section 1129(a)(4) of the Bankruptcy Code.

           5.  SECTION 1129(A)(5) -- DISCLOSURE AS TO OFFICERS, DIRECTORS AND
               --------------------------------------------------------------
               INSIDERS.
               ---------

           The proponents of the Plan have disclosed the identity and other relevant information with respect to all individuals, including insiders, proposed to serve, after confirmation of the Plan, as an officer or executive committee member, of Reorganized DTVLA. The Court finds and concludes that the appointment or continuation (as the case may be) of such individuals is consistent with the interests of Holders of Claims and with public policy. Therefore, the Plan satisfies Section 1129(a)(5) of the Bankruptcy Code.

           6.  SECTION 1129(A)(6) -- RATE CHANGES.
               -----------------------------------

           Section 1129(a)(6) is inapplicable to confirmation of the Plan.

           7.  SECTION 1129(A)(7) -- BEST INTERESTS OF CREDITORS.
               --------------------------------------------------

           The evidence establishes that, if DTVLA were to be liquidated under Chapter 7 of the Code, there would be insufficient value available for satisfaction in full of the DIP Facility Claim and other administration claims and, therefore, there would be no value available for distribution to Holders of General Unsecured Claims. As a result, with respect to each impaired Class of Claims and Old DTVLA Membership Interests, each Holder of a Claim or Old DTVLA Membership Interest of such Class will receive or retain under the Plan on account of such Claim or Old DTVLA Membership Interest, property of a value, as of the Effective Date of the Plan, that is not less than the amount that such Holder would receive or retain if DTVLA was liquidated under Chapter 7 of the Bankruptcy Code on such date. The Court expressly makes this finding after having concluded that Holders of Claims or Interests would not recover more under Chapter 7 than under the Plan even if a Chapter 7 trustee were successful in pursuing claims against Hughes and its affiliates. Therefore, the Plan satisfies Section 1129(a)(7) of the Bankruptcy Code.

           8.  SECTION 1129(A)(8) -- PLAN ACCEPTANCE.
               --------------------------------------

           Classes 3 and 4 have voted to accept the Plan. Holders of Claims and Old DTVLA Membership Interests in Classes 5, 6 and 7 are not receiving any distribution from DTVLA on account of their Claims and Old DTVLA Membership Interests and, therefore, are each deemed to have rejected the Plan. As a result, as to such Classes, the Plan does not comply with Section 1129(a)(8) of the Bankruptcy Code, but instead, must satisfy the "cramdown" requirements set forth in Section 1129(b) of the Bankruptcy Code. As discussed below, the Plan does satisfy such cramdown requirements with respect to each such Class.

           9.  SECTION 1129 (A)(9) -- TREATMENT OF CLAIMS ENTITLED TO PRIORITY
               ---------------------------------------------------------------
               PURSUANT TO SECTION 507(A) OF THE BANKRUPTCY CODE.
               --------------------------------------------------

           Except to the extent that the Holder of a particular Claim agrees to a different treatment of such Claim, the Plan provides that Administrative Expense Claims (Section 507(a)(1)), Non-Tax Priority Claims (Sections 507(a)(2) through 507(a)(7)) and Priority Tax Claims (Section 507(a)(8)) shall be paid in full in accordance with the provisions of Section 1129(a)(9) of the Bankruptcy Code. Moreover, Hughes has agreed to accept a portion of the Class 3 Share on account of, and in complete satisfaction of, its DTP Facility Claims. Therefore, the Plan satisfies Section 1129(a)(9) of the Bankruptcy Code.

           10. SECTION 1129(A)(10) -- ACCEPTANCE BY AT LEAST ONE IMPAIRED CLASS.
               -----------------------------------------------------------------

           Class 4 is impaired under the Plan and has accepted the Plan without regard to the vote of any insiders in such class. Therefore, the Plan satisfies
Section 1129(a)(10) of the Bankruptcy Code.

           11. SECTION 1129(A)(11) -- FEASIBILITY.
               -----------------------------------

           Based upon the evidence provided, the Court concludes that confirmation of the Plan is not likely to be followed by the liquidation, or the need for further financial reorganization of DTVLA, and, therefore, the Plan satisfies Section 1129(a)(11) of the Bankruptcy Code. Without limiting the generality of the foregoing, the Bankruptcy Court finds, based upon the record made at the Confirmation Hearing, including but not limited to evidence of the terms of the Exit Funding to be provided to Reorganized DTVLA, evidence regarding the negotiated amendments to DTVLA's Programming Agreements and other critical contracts and, based thereon, the reasonableness of DTVLA's projections regarding its anticipated performance following the Effective Date in accordance with its business plan, that Reorganized DTVLA has demonstrated a reasonable likelihood that it will have sufficient capital and liquidity to operate its business in the ordinary course and to satisfy its obligations under the Plan and incurred in connection with its business operations going forward.

           12. SECTION 1129(A)(12) -- PAYMENT FOR FEES.
               ----------------------------------------

           DTVLA has paid or, pursuant to Article XII.B of the Plan, shall pay, on or prior to the Effective Date, all amounts due under 28 U.S.C. ss. 1930, regardless of whether such fees accrued prior to entry of this Confirmation Order or until such time as this Court closes the case by final decree. DTVLA shall also comply with any post-confirmation reporting requirements, inclusive of disbursement information, which are reasonably required by the Office of the United States Trustee. Therefore, the Plan satisfies Section 1129(a)(12) of the Bankruptcy Code.

           13. RETIREE BENEFITS (SECTION 1129(A)(13)).
               ---------------------------------------

           Section 1129(a)(13) is inapplicable to confirmation of the Plan.


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
           14. SECTION 1129(B) -- CRAMDOWN.
               ----------------------------

           Because Classes 5, 6 and 7 will not receive any distribution from DTVLA on account of such Claims or Old DTVLA Membership Interests, such Classes are deemed to have rejected the Plan. However, the requirements of Section 1129(b) of the Code have been met as to each such Class. The Plan does not provide for the payment of any creditor with priority over the Claims and Interests in Claims 5, 6 and 7 in an amount in excess of 100% of their allowed claim and no Claim or Interest that is junior to the Claims and Interests in such classes will receive any distribution under the Plan. Therefore, the Plan is fair and equitable with respect to each of the rejecting Classes. The Plan also does not discriminate unfairly with respect to Classes 5, 6 or 7. Therefore, the Plan satisfies Section 1129(b)(1) of the Bankruptcy Code with respect to each of the Classes that have not accepted the Plan.



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
                                      ORDER

           NOW THEREFORE, IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:

A.         CONFIRMATION OF THE PLAN.
           -------------------------

           The Plan shall be, and hereby is, confirmed pursuant to Section 1129 of the Bankruptcy Code. Each and every provision of the Plan is incorporated by reference into, and is made an integral part of, this Confirmation Order as if the Plan were set forth in its entirety in this paragraph. All objections to the Plan (including the Objections) that have not been withdrawn prior to, or on the record at, the Confirmation Hearing, or resolved by separate order of the Court, are hereby expressly overruled. (3)

B.         APPROVAL OF PLAN SUPPLEMENTS.
           -----------------------------

           Each of the Plan Supplements filed by DTVLA, including, without limitation, the Exit Funding Documents, the Contribution Agreement and the Reorganized DTVLA LLC Agreement and any other document, agreement, security, note, or instrument to be executed and delivered in connection with the Plan and the Plan Supplements (collectively, as may be modified, amended or supplemented after entry of this order with the consent of Hughes and DTVLA, the "Plan Documents"), is hereby approved in its entirety. Upon the Effective Date, the Plan and each of the Plan Documents shall constitute legal, valid, binding and authorized agreements, instruments or documents, enforceable in accordance with its terms.


----------------------
(3) Televisa's limited objection to the Plan concerns its ability to seek to arbitrate its $16,522,655.01 general unsecured claim against DTVLA (the "Televisa Claim"). DTVLA has acknowledged that confirmation of the Plan is not intended to, and will not, extinguish Televisa's ability to argue that the Televisa Claim, or Televisa's claims against DTVLA WC, Inc. ("WC"), can be subject to arbitration. Similarly, confirmation of the Plan does not extinguish DTVLA's ability to argue that the Televisa Claim, or Televisa's claims against WC, should be fully adjudicated by this Court. Both Televisa's and DTVLA's rights and arguments with respect to this issue are hereby expressly preserved.


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
C.         EXIT FUNDING
           ------------

           DTVLA is hereby authorized, empowered and directed to enter into and consummate the Exit Funding Documents and to grant security interests and liens in favor of the Exit Fund as provided for in said documents, for working capital and general corporate purposes of Reorganized DTVLA and its subsidiaries, including, without limitation, to finance the Plan and to pay for operating expenses of Reorganized DTVLA and its subsidiaries incurred in the ordinary course of business. The Exit Funding will provide Reorganized DTVLA with extensions of credit up to an aggregate amount of approximately $352 million (subject to reduction by approximately the amount by which the outstanding principal amount of the DIP Facility Claims exceeds approximately $148 million), subject to the terms and conditions set forth in the Exit Funding Documents. Reorganized DTVLA is authorized to enter into all documents related to the Exit Funding and to pay all fees required to be paid with respect thereto.

D.         EFFECTS OF CONFIRMATION
           -----------------------

           1.  BINDING EFFECT.
               ---------------

           In accordance with the provision of Section 1141 of the Bankruptcy Code and immediately upon entry of the Confirmation Order (but subject to the occurrence of the Effective Date), the Plan and all of its provisions shall be, and hereby are, binding upon DTVLA, Reorganized DTVLA, any Person acquiring or receiving property or a distribution under the Plan, any lessor or lessee of property to or from DTVLA, any Creditor of DTVLA and any Holder of a Claim against or Old DTVLA Membership Interest in DTVLA, whether or not such Claim or Old DTVLA Membership Interest is impaired under the Plan and whether or not the Holder of such Claim or Old DTVLA Membership Interest has accepted or rejected the Plan or will or will not receive a distribution under the Plan.


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
           2.  PROGRAMMING AGREEMENTS.
               -----------------------

           Except as otherwise expressly set forth in the Plan or herein, on the Effective Date, DTVLA shall, subject to the provisions of this Article VI of the Plan, have been deemed to (A) assume each Programming Agreement listed on the Programming Agreement Assumption Schedule and (B) reject any Programming Agreement not (i) listed on the Programming Agreement Assumption Schedule, or
(ii) previously assumed by DTVLA pursuant to an order entered by the Bankruptcy Court. DTVLA shall pay the amounts set forth on the Programming Agreement Assumption Schedule as "Cure Amounts," as the same may have been modified by stipulations filed by DTVLA or announced on the record at the Confirmation Hearing, in full satisfaction of its obligations under Section 365(b) of the Bankruptcy Code. Each Programming Agreement assumed by DTVLA hereunder or pursuant to any order entered by the Bankruptcy Court shall be deemed to be assigned by DTVLA to Reorganized DTVLA on the Effective Date as provided in
Article V of the Plan. Any Programming Agreement not assumed by DTVLA is hereby rejected in accordance with the Plan and any claim for damages resulting from such rejection shall be filed on or before the thirtieth (30th) day after service of notice of the Effective Date or be forever barred.

           3.  OTHER EXECUTORY CONTRACTS.
               --------------------------

           The executory contract and unexpired lease provisions of Article VII of the Plan shall be, and hereby are, approved. Upon the Effective Date, all executory contracts and unexpired leases of DTVLA other than the Programming Agreements (except those rejected by prior order of the Court, which are the subject of a motion to reject or pending as of the Effective Date or which were otherwise expressly identified for rejection on a list filed with the Court not less than five (5) days before the Confirmation Hearing) will be deemed assumed in accordance with the provisions and requirements of Sections 365 and 1123 of the Bankruptcy Code and Article VII of the Plan. DTVLA shall pay such amount as may be required to cure any defaults under such Other Executory Contracts promptly following the occurrence of the Effective Date provided that, in the event of any dispute with respect to the amount required to cure any such default, such disputes shall be resolved pursuant to motion filed by the non-debtor party to such rejected Other Executory Contract. Any claim for damages resulting from the rejection of any Other Executory Contract shall be filed on or before the thirtieth (30th) day after service of notice of the Effective Date or shall be forever barred.

           4.  INJUNCTIONS AND STAYS REMAIN IN EFFECT UNTIL EFFECTIVE DATE.
               ------------------------------------------------------------

           All injunctions and stays pursuant to Sections 105 and 362 of the Bankruptcy Code or otherwise shall remain in full force and effect until the Effective Date of the Plan, except that nothing herein shall bar the taking of such actions as are necessary to effectuate the transactions specifically contemplated by the Plan, the plan Documents or this Confirmation Order prior to the Effective Date. Subsequent to the Effective Date, all such injunctions and stays shall cease and be of no further force or effect, without further order of the Court being necessary.

           5.  HUGHES SETTLEMENT.
               ------------------

           The Hughes Settlement, as set forth in Articles V.A and Article X and otherwise in the Plan, shall be, and hereby is, approved in its entirety. Hughes shall, as and to the extent provided in the Plan, be released from any and all claims by the Debtor or the Estate or that could be asserted by any Person or Entity for or on behalf of the Estate against the Releasees or the D&O Releasees including, but not limited to, any claim that the Hughes Claims are subject to subordination or recharacterization or otherwise subject to any right to setoff or other defense or infirmity. Hughes shall further receive the benefits provided for in Article X of the Plan and as otherwise set forth in this Confirmation Order.


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
D.         MATTERS RELATING TO IMPLEMENTATION OF THE PLAN.
           -----------------------------------------------

           1. IMPLEMENTATION.
              ---------------

           Prior to the occurrence of the Effective Date, Reorganized DTVLA and its officers, executive committee members and representatives are authorized and empowered to execute all documents and take all other actions necessary or appropriate to consummate the transactions contemplated by the Plan and the Plan Documents, and to perform thereunder. The members of the executive committee and any other authorized officer of Reorganized DTVLA (or DTVLA) are authorized and empowered, without the necessity of any further order, to enter into, execute and deliver the Plan Documents in substantially the form hereby approved, subject to such amendments as may be agreed to by the parties thereto or approved by this Court at DTVLA's request, provided such amendments shall be consistent with the Plan.

           2. CONTINUED CORPORATE EXISTENCE.
              ------------------------------

a. DTVLA, as Reorganized DTVLA, shall continue to exist after the Effective Date as a limited liability corporation under the laws of the State of Delaware, with all the powers of a limited liable corporation under the laws of the State of Delaware and without prejudice to any right to alter or terminate such existence (whether by merger or otherwise) under such applicable state law. Except as otherwise provided in the Plan or any of the Plan Documents, on and after the Effective Date, all property of the Estate, and any property acquired by DTVLA, or Reorganized DTVLA under the Plan shall vest in Reorganized DTVLA, free and clear of all Claims, liens, charges or other encumbrances and Old DTVLA Membership Interests.

b. On and after the Effective Date, Reorganized DTVLA may operate its businesses and may use, acquire and dispose of property and compromise or settle any Claims or Old DTVLA Membership Interests without supervision or approval by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules. Without limiting the foregoing, Reorganized DTVLA (subject to the occurrence of the Effective Date) may pay the charges that it incurs after the Confirmation Date for Professionals' fees, disbursements, expenses or related support services without application to the Court.

           3. ROLL-UP TRANSACTIONS.
              ---------------------

           After the Confirmation Date, and on or before the Effective Date, DTVLA or Reorganized DTVLA shall be authorized to take all actions necessary to effect the Roll-up Transaction as contemplated by the Plan and the Contribution Agreement. On the Effective Date, the Roll-up Transaction and any transaction in connection therewith shall be deemed approved, and any corporate action required by DTVLA or Reorganized DTVLA shall be, and hereby is, deemed to have occurred and be effective as and where provided in the Plan or otherwise in the Contribution Agreement.

           4. CORPORATE ACTION.
              -----------------

           On the Effective Date, the adoption of the Reorganized DTVLA LLC Agreement or similar constituent documents, the selection of the executive committee members and officers for Reorganized DTVLA, and all actions contemplated by the Plan and Plan Documents shall be, and hereby are, authorized and approved (subject to the provisions of the Plan). All matters provided for in the Plan and other Plan Documents involving the structure of DTVLA or Reorganized DTVLA, any corporate or similar action required by DTVLA or the Reorganized DTVLA in connection with the Plan shall be, and hereby is, deemed to have occurred and be effective as and where provided in the Plan, and shall be, and hereby are, authorized and approved without any requirement of further action by any Person or Entity.

           5.  CANCELLATION AND SURRENDER OF EXISTING INSTRUMENTS, SECURITIES
               -----------------------------------------------------------------
               AND AGREEMENTS.
               ---------------

           Except as may otherwise be provided in the Plan, on the later to occur of the Effective Date and the distribution of the Reorganized DTVLA LLC Member Units to Hughes and Darlene, or their respective designees, as provided for in the Plan, (i) the Old DTVLA Membership Interests, the Hughes Notes, the Original Lenders Claims, the Original Credit Agreement Documents, the DIP Facility Claims and the DIP Loan Documents and all related notes, certificates, security agreements, mortgages, pledges, indemnities, collateral assignments, undertakings, guaranties and other instruments and documents, shall be deemed cancelled, without further act or action under any applicable agreement, law, regulation, order or rule; and (ii) the obligations of DTVLA under any agreements, indentures or certificates of designation governing such Old DTVLA Membership Interests or indebtedness and any other notes, indentures or other instruments or documents, including the obligations of DTVLA under any agreements, as the case may be, shall be discharged and released.

           6.  DISTRIBUTIONS.
               --------------

           Reorganized DTVLA shall make all distributions required under the Plan in accordance with the terms and provisions of Articles VI and VIII of the Plan. Notwithstanding any other provision of the Plan or this Confirmation Order, each Person or Entity that has received any distribution pursuant to the Plan shall, and hereby does, have sole and exclusive responsibility for the satisfaction and payment of any tax obligation imposed by any governmental unit, including income, withholding and tax obligations, on account of such distribution.

           In accordance with Section 553 of the Bankruptcy Code, Reorganized DTVLA may set off against any Allowed Claim and the distributions to be made on account of such Claim pursuant to Article 6.F and the other provisions of the Plan, provided, however, that neither the failure to effect such a setoff nor the allowance of any Claim shall constitute a waiver or release by DTVLA or Reorganized DTVLA of any such claims, rights and causes of action that DTVLA or Reorganized DTVLA may possess against such Holder.

           Moreover, as provided for in the Plan, neither the Debtor nor Reorganized DTVLA shall assert or otherwise pursue any Avoidance Actions and all such Avoidance Actions, including any and all rights under Section 502(d) of the Bankruptcy Code related thereto or held in connection thereunder, shall be deemed to be waived on the Effective Date.

E.         EXEMPTIONS FROM TAXATION.
           -------------------------

           Pursuant to Section 1146(c) of the Bankruptcy Code: (1) the issuance, distribution, transfer or exchange of notes or equity securities under the Plan;
(2) the creation, modification, consolidation or recording of any mortgage, deed of trust or other security interest, the securing of additional indebtedness by such means or by other means (whether in connection with the issuance and distribution of the Reorganized DTVLA Member Units or otherwise); (3) the making, assignment or recording of any lease or sublease; (4) the making, delivery or recording of any deed or other instrument of transfer under, in furtherance of, or in connection with, the Plan and Plan Documents, including any deeds, bills of sale, assignments or other instruments of transfer executed in connection with any transactions arising out of, contemplated by or in any way related to the Plan, Plan Documents or this Confirmation Order, shall not be subject to any stamp or similar tax, and the appropriate state or local governmental officials or agents shall be, and hereby are, directed to forego the collection of any stamp or similar tax and to accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such stamp or similar tax.

F.         RELEASE, DISCHARGE AND RELATED PROVISIONS.
           ------------------------------------------

           1. PERMANENT INJUNCTION.
              ---------------------

           Except as otherwise provided in the Plan, from and after the Confirmation Date, all Persons who have held, hold or may hold Claims against Interests in the Debtor are (i) permanently enjoined from taking any of the following actions against the Estate, or any of its property, on account of any such Claims or Interests, and (ii) permanently enjoined from taking any of the following actions against the Debtor, Reorganized DTVLA or their property on account of such Claims or Interests: (1) commencing or continuing, in any manner or in any place, any action or other proceeding; (2) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order; (3) creating, perfecting or enforcing any lien or encumbrance; (4) asserting a setoff right of subrogation or recoupment of any kind against any debt, liability or obligation due to the Debtor; and (5) commencing or continuing, in any manner or in any place, any action that does not comply with or is inconsistent with the provisions of the Plan; provided, however, that nothing contained herein shall preclude such persons from exercising their rights pursuant to and consistent with the terms of the Plan and related Plan Documents.

           2. DISCHARGE OF DEBTOR.
              --------------------

           Except as otherwise provided herein or in the Plan (1) the rights afforded in the Plan and the treatment of all Claims and Old DTVLA Membership Interests therein, shall be in exchange for and in complete satisfaction, discharge and release of Claims and Old DTVLA Membership Interests of any nature whatsoever, (2) on the Effective Date, all such Claims against, and Old DTVLA Membership Interests in, DTVLA shall be satisfied, discharged, and released in full, and (3) all Persons and Entities shall be precluded from asserting against DTVLA or Reorganized DTVLA, their successors or their assets or properties any other or further Claims or Old DTVLA Membership Interests based upon any act or omission, transaction or other activity of any kind or nature that occurred prior to the Confirmation Date.

           3. LIMITED RELEASES BY DEBTOR.
              ---------------------------

           Except as otherwise specifically provided in the Plan, for good and valuable consideration, including, but not limited to, the commitment of Hughes to provide the financial support necessary for the administration of the Chapter 11 Case and the commitment by Hughes to provide financial support necessary for the Consummation of the Plan, including the financial commitment and accommodations provided for in the Exit Funding, the consideration evidenced by the Additional Hughes Contributions and the Darlene Contributions and the acceptance of treatment of the Allowed DIP Claims provided by Article III.B.3. of the Plan, and in consideration of the services provided by the D&O Releasees to facilitate the expeditious reorganization of' the Debtor and restructuring contemplated by the Plan, Hughes, Hughes' Affiliates, Darlene, Darlene's Affiliates and the D&O Releasees (collectively, the "Releasees") shall be, and hereby are, released, as of the first Distribution Date following the Effective Date, by the Debtor and Reorganized DTVLA and the DTVLA Subsidiaries from any and all Claims, obligations, rights, suits, damages, Causes of Action, Avoidance Actions, remedies and liabilities whatsoever, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, that the Debtor or the Estate would have been legally entitled to assert in its own right (whether individually or collectively) or on behalf of the Holder of any Claim or Old DTVLA Membership Interest or other Person or Entity, based in whole or in part upon any act or omission, transaction, agreement, event or other occurrence taking place on or before the Effective Date (including, without limitation, all "Claims and Defenses" as that term is defined in the final DIP Financing Order); provided, however, that the provisions of this decretal paragraph or Article X.B. of the Plan shall have no effect on the liability of any Person or Entity in respect of any (1) loan, advance or similar payment by the Debtor or its subsidiaries to any such Person or Entity (as obligations arising from such loans, advances or payments are modified by the Plan) or (2) contractual obligation owed by such Person or Entity to the Debtor or its subsidiaries (as such contractual obligations are modified by the Plan) or (c) for any Claim held by any creditor, interest holder or other person against any Releasee that does not constitute a Claim of the Debtor or its Estate.

G.         RETENTION OF JURISDICTION.
           --------------------------

           Notwithstanding the entry of this Confirmation Order or the occurrence of the Effective Date, the Bankruptcy Court shall retain jurisdiction over the Chapter 11 Case and related matters after the Confirmation Date and after the Effective Date, as legally permissible, as and to the extent provided in Article XI of the Plan.

H.         PAYMENT OF STATUTORY FEES.
           --------------------------

           As soon as reasonably practicable after the Effective Date, DTVLA shall pay all fees payable pursuant to 28 U.S.C. ss. 1930. Any fees payable post-Effective Date under 28 U.S.C. ss. 1930 shall be paid as and when such fees accrue.

I.         FINAL FEE APPLICATIONS AND ALLOWANCE OF ADMINISTRATIVE CLAIMS.
           --------------------------------------------------------------

           The bar date for filing final applications for allowances of compensation for services rendered and reimbursement of expenses incurred through the Confirmation Date and/or for other Administrative Claims shall be sixty (60) days following the Effective Date of the Plan.

J.         NOTICE OF ENTRY OF CONFIRMATION ORDER AND EFFECTIVE DATE OF PLAN.
           -----------------------------------------------------------------

           Pursuant to Bankruptcy Rules 2002(f)(7) and 3020(c), DTVLA is directed to mail a notice of the entry of this Confirmation Order and the occurrence of the Effective Date on all Holders of Claims or Old DTVLA Membership Interests to whom the notice of the Confirmation Hearing was mailed and to the United States Trustee no later than thirty (30) days after the Effective Date.

K.         EFFECT OF REFERENCE TO THE PLAN IN THIS CONFIRMATION ORDER.
           -----------------------------------------------------------

           The failure to reference or discuss any particular provision of the Plan in this Confirmation Order shall have no effect on the validity, binding effect and enforceability of such provision, and each provision of the Plan shall have the same validity, binding effect and enforceability as if fully set forth in this Confirmation Order.

L.         ORDER IMMEDIATELY EFFECTIVE.
           ----------------------------

           Pursuant to Bankruptcy Rule 3020(e), the Court hereby orders that this Confirmation Order shall not be automatically stayed and shall be effective and enforceable immediately.

M.         HEADINGS.
           ---------

           Headings utilized herein are for the convenience of reference only, and shall not constitute a part of the Plan or this Confirmation Order for any other purpose.

             IT IS SO ORDERED.

Dated:  Wilmington, Delaware
           February 13, 2004




                                                   /s/ Peter J. Walsh
                                                  ------------------------------
                                                  Peter J. Walsh
                                                  United States Bankruptcy Judge